UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 5, 2012

Western Reserve Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Ohio	000-51264	31-1566623
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4015 Medina Road, Suite 100, Medina, Ohio		44256
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 330-764-3131

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On June 5, 2012, Westfield Bancorp, Inc., an Ohio corporation (“Westfield”), Western Reserve Bancorp, Inc., an Ohio corporation (“Western Reserve”), and Westfield Acquico, Inc., an Ohio corporation and a wholly owned subsidiary of Westfield (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Western Reserve will ultimately be merged with and into Westfield (the “Merger”). Upon consummation of the proposed transactions, the separate existence of Western Reserve and Merger Sub will cease, and Westfield will be the surviving company. The Merger has been approved by the Board of Directors of both Western Reserve and Westfield. As part of the proposed transaction, Western Reserve’s wholly-owned commercial bank subsidiary, Western Reserve Bank, will be merged with and into Westfield’s wholly-owned bank subsidiary, Westfield Bank, FSB (“Westfield Bank”).

Pursuant to the Merger Agreement, at the effective time of the Merger, each outstanding share of common stock of Western Reserve (“Western Common Stock”), will be converted into the right to receive an amount in cash equal to $29.00 (the “Merger Consideration”), subject to certain possible adjustments, and each outstanding share of Series A and Series B preferred stock, issued to the United Stated Department of the Treasury (the “Treasury Department”) pursuant to its Capital Purchase Program, will be redeemed for the respective principal amount of each share of each series ($4,935,000 in the aggregate) along with any accrued and unpaid dividends thereon. In addition, at the effective time of the Merger each outstanding option to acquire Western Reserve Common Stock will be converted into the right to receive an amount by which the Merger Consideration exceeds the exercise price under such option. Under the terms of the Merger Agreement, the directors and officers of Westfield and Westfield Bank immediately prior to the Effective Time will remain the directors and officers of the respective entities following the consummation of the Merger.

The Merger Agreement contains customary representations, warranties and covenants of Westfield and Western Reserve, including, among others, Western Reserve’s covenant to conduct its business in the ordinary course during the interim period between the execution of the Merger Agreement and the consummation of the Merger and not to engage in certain transactions during such period. In addition, Western Reserve has agreed to hold a special meeting of its shareholders to consider approval of the Merger and the other transactions contemplated by the Merger Agreement. Western Reserve has also agreed not to solicit proposals relating to competing business combination transactions. In connection with the execution of the Merger Agreement, each of the Directors of Western Reserve and Western Reserve Bank has signed an agreement to vote the shares they own in Western Reserve in favor of the transaction.

The anticipated acquisition is subject to approval by Western Reserve’s shareholders, receipt both of appropriate regulatory approvals and of certain governmental consents related to the Series A and Series B preferred stock held by the Treasury Department, and certain other closing conditions and the accuracy of representations and warranties set forth in the Merger Agreement. The Merger Agreement contains certain termination rights for both Westfield and Western Reserve, and further provides that, upon termination of the Merger Agreement upon specified circumstances related to a competing offer, Western Reserve may be obligated to pay a cash termination fee to Westfield in the amount of $700,000. Subject to the terms and conditions of the Merger Agreement, which has been unanimously approved by the Boards of Directors of both companies, the transaction is expected to be completed late in the fourth quarter of 2012 or in the first quarter of 2013.

The foregoing description of the Merger Agreement and the Merger does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement attached hereto as Exhibit 2, which is incorporated herein by reference. The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about Western Reserve, Westfield, or their respective subsidiaries and affiliates. The Merger Agreement contains representations and warranties of each of Western Reserve, on the one hand, and Westfield and Merger Sub, on the other hand, made solely for the benefit of the other. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules prepared in connection with signing the Merger Agreement. The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Accordingly, you should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual state of facts about Western Reserve, Westfield or Merger Sub.

Forward Looking Statements

This current report may contain “forward-looking statements” within the meaning of, and pursuant to, the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified as such because the context of the statement will include words such as “believes,” “anticipates” or “expects,” or words of similar import. Such forward-looking statements are subject to certain risks and uncertainties which could cause actual results to differ materially from those currently anticipated. Forward-looking statements, which are made in good faith, are based upon numerous assumptions, some of which may be specifically described with respect to a particular statement. Some of the more important assumptions include statements about the benefits of the merger between Western Reserve and Westfield, including future financial and operating results, and Western Reserve’s plans, objectives, expectations and intentions. Additionally, other assumptions include expectations about overall economic conditions, expectations about the movement of interest rates, reliance on existing or anticipated changes in laws and regulations, adverse movements and volatility in debt and equity capital markets, political conditions and related actions by the United States military, and expectations about the nature and level of competition and changes in customer behavior and customer preferences. Because it is uncertain whether future conditions and events will confirm these assumptions, there is a risk that future results will differ materially from what is stated in or implied by such forward-looking statements. Western Reserve cautions readers to consider this risk and undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or developments or for any other reason. For further information regarding Western Reserve, please read Western Reserve’s reports filed with the Securities and Exchange Commission (“SEC”), which are available at www.sec.gov.

Item 8.01.	Other Events

On June 5, 2012, Western Reserve and Westfield jointly issued a press release announcing the execution of the Merger Agreement on June 5, 2012. The press release is furnished as Exhibit No. 99 hereto.

Item 9.01.	Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits. The following exhibits are filed with or incorporated by reference into this Current Report on Form 8-K:

Number	Exhibit

2	Agreement and Plan of Merger dated as of June 5, 2012

99	Joint Press Release dated June 5, 2012

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

Dated: June 5, 2012

/s/ Cynthia A. Mahl
Cynthia A. Mahl
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description of Exhibit

2	Agreement and Plan of Merger dated as of June 5, 2012

99	Joint Press Release dated June 5, 2012